MIRE Petroleum Consultants

1927 Hillgreen Drive
Katy, TX 77494
Tel: 713-882-9598
www.mirepetroleumconsultants.com

June 28, 2021

Verde Bio Holdings, Inc.
5750 Genesis Court, Suite 220B
Frisco, TX 75034
ATTN: MR. SCOTT COX

SUBJECT: VERDE BIO HOLDINGS
SEC RESERVES EVALUATION AS OF MAY 1, 2021

Mr. Cox,

Mire Petroleum Consultants (MPC) has evaluated the oil and gas reserves as of May 1, 2021, for the Verde Bio Holdings, Inc. (VBH) properties in Oklahoma, Louisiana, West Virginia, Colorado, Texas, and Wyoming. Reserves and cash flows were generated for the VBH interests using SEC pricing ($43.44/barrel and $2.22/MMBTU). These estimates were done as per the Securities and Exchange Commission's standards as described in the December 2008 amendment of Section 210.4-10 of Regulation S – X. This report is provided to VBH to satisfy the requirements contained in Item 1202(a)(8) of U.S. Securities and Exchange Commission Regulation S-K.

As of May 1, 2021, we estimate net proved reserves to be 29,590 barrels of oil and 123,770 MCF of gas. Discounted (10%) net present value of the proved reserves is $895,490.

Total proved, probable and possible reserves were also evaluated. These reserves total 38,520 barrels of oil and 179,250 MCF of gas with a discounted (10%) value of $1,180,540.

DISCUSSION

Verde Bio Holdings, Inc. has mineral and royalty interests in several properties across six (6) U.S. states. A total of three hundred and sixty-six (366) reserves cases have been identified and evaluated. These include producing, non-producing and undeveloped wells or leases. A summary of the proved, probable and possible reserves and value is shown in Table 1.

Verde Bio Holdings, Inc. As of May 1, 2021										
Category	Gross Reserves		Net Reserves		Net Revenue	Taxes	Invest-ments	Non-disc. Cashflow	Disc. Cashflow (10%)	Life
	Oil (MBO)	Gas (MMCF)	Oil (MBO)	Gas (MMCF)	M$	M$	M$	M$	M$	Years
Proved Developed Producing	23,923.4	374,852.6	29.6	123.6	1,622.6	147.7	0.0	1,475.0	894.1	50.0
Proved Non-Producing	1,459.2	5,517.4	0.0	0.0	0.5	0.0	0.0	0.5	0.3	37.6
Proved Undeveloped	2,223.2	24,775.6	0.0	0.1	1.7	0.1	0.0	1.6	1.1	43.7
Probable Undeveloped	757.2	4,561.4	5.0	9.4	243.6	25.8	0.0	217.7	135.1	36.9
Possible Undeveloped	744.5	38,440.1	4.0	46.0	275.0	35.2	0.0	239.9	150.0	42.6
Total Proved	29,107.5	448,147.1	38.5	179.2	2,143.4	208.8	0.0	1,934.6	1,180.5	50.0

Table 1. Verde Bio Holdings reserves and value summary, as of May 1, 2021.

AVAILABLE DATA

Public production data was available for most of the leases through March 2021. Public land maps, well permitting and other well data was available. Revenue checks, assignments and property descriptions were also provided by VBH for most of the properties.

METHOD OF APPRAISAL

The purpose of this report is to estimate oil and gas reserves for Verde Bio Holdings, Inc. using industry standard assumptions and methods. The properties have been evaluated based on future net cash flow or income. This income will accrue to the appraised interest as the wells are produced to their economic limits. The future net income has also been shown discounted at ten (10%) percent to determine its present worth as required by Regulation S - X.

RESERVES EVALUATION

For the cash flow analysis an oil price of $43.44 per barrel and gas price of $2.22 per MMBTU were used. These prices are based on the last twelve-month prices as specified by SEC rules. Local field price differentials were also applied, and average realized prices after differentials are $39.49 per barrel of oil and $2.15 per MMBTU of gas. These prices were held constant (no escalations).

Ownership values for the properties were determined from revenue statements, lease and well assignments and other data by MPC. Verde Bio Holdings confirmed these ownership interests.

The estimates shown in this report are for proved, probable and possible reserves. Reserve categorization conveys the relative degree of certainty; reserves subcategorization is based on development and production status. The estimates of reserves and future revenue included herein have not been adjusted for risk.

SUMMARY

Reserves were estimated for the wells and leases by using engineering and geologic methods widely accepted in the industry. For the producing reservoirs, performance methods were used to estimate reserves. For non-producing or undeveloped cases volumetric calculations or analogy to similar reserves or wells was used to estimate reserves. Extrapolations were made of various historical data including operating expenses, production taxes and oil, gas and water production.

MPC have made use of all data, appropriate methods, and procedures that are needed to prepare this report according to SEC regulation S-X Section 210.4-10 as amended on December 2008. All estimates are a function of the quality of the available data and are subject to the existing economic conditions, operating methods, and government regulations in effect at the time of the report. The reserves presented in this report are estimates only and should not be interpreted as being exact amounts. Actual volumes recovered could be higher or lower than estimated.

Not only are our reserves and revenue estimates based on that information, which is currently available, but also our estimates are subject to the uncertainties inherent in the application of judgmental factors in interpreting such information. New regulations could have an adverse effect on the reserves calculated in this report.

Kurt Mire supervised or performed all the relevant technical work during the creation of this report. He is a licensed petroleum engineer and officer of Mire & Associates, Inc. a Texas corporation (DBA Mire Petroleum Consultants). Kurt Mire has a B.S. degree in Petroleum Engineering from the University of Louisiana at Lafayette. He has over 30 years of experience in creating reserve reports and completing reserves analysis for conventional and unconventional fields in the United States.

As of May 1, 2021, we estimate Verde Bio Holdings' net proved reserves to be 29,590 barrels of oil and 123,770 MCF of gas. Discounted (10%) net present value of the proved reserves is $895,490.

Proved plus probable plus possible reserves total 38,520 barrels of oil and 179,250 MCF of gas with a discounted (10%) value of $1,180,540.

In my opinion, the reserve estimates presented in this report are reasonable and were made with generally accepted engineering and evaluation principles. The Economic Summary Projection tables for total reserves and proved, probable and possible reserves classes are attached.

Regards,

Kurt Mire, P.E.
Mire & Associates, Inc.
DBA Mire Petroleum Consultants
Texas Reg # F-15730


STATE OF TEXAS
KURT M. MIRE
115886
LICENSED
PROFESSIONAL ENGINEER

MIRE Petroleum Consultants

ECONOMIC SUMMARY PROJECTION

Verde Bio Holdings, Inc.

All Cases

Discount Rate : 10.00

As of : 5/1/2021

Total

3P RESERVES EVALUATION
SEC $43.44 OIL & $2.22 GAS

Est. Cum Oil Mbbl :	**37,112.60**
Est. Cum Gas (MMcf) :	**323,491.50**
Est. Cum Water (Mbbl) :	**56,706.29**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc.CF (M$)
2021	3,756.25	44,682.82	3.78	21.67	39.40	2.13	195.07	24.96	0.00	22.12	0.00	197.92	192.10
2022	3,872.07	57,152.18	6.15	31.19	39.47	2.10	308.45	31.40	0.00	36.11	0.00	303.75	464.10
2023	2,857.31	44,684.54	4.47	23.40	39.52	2.12	226.33	28.17	0.00	25.50	0.00	229.01	650.86
2024	2,169.12	35,247.50	3.22	16.36	39.52	2.15	162.31	22.31	0.00	18.02	0.00	166.61	774.33
2025	1,758.46	29,115.36	2.51	12.28	39.50	2.17	125.76	18.08	0.00	13.80	0.00	130.05	861.89
2026	1,486.77	24,832.15	2.07	9.74	39.50	2.18	102.83	15.00	0.00	11.16	0.00	106.66	927.16
2027	1,287.45	21,565.11	1.75	7.97	39.50	2.19	86.58	12.63	0.00	9.31	0.00	89.90	977.17
2028	1,136.47	19,013.27	1.52	6.69	39.50	2.19	74.53	10.81	0.00	7.95	0.00	77.39	1,016.30
2029	1,009.55	16,831.80	1.32	5.69	39.51	2.19	64.75	9.29	0.00	6.86	0.00	67.18	1,047.18
2030	908.10	15,042.81	1.17	4.91	39.51	2.19	57.01	8.08	0.00	6.01	0.00	59.09	1,071.86
2031	821.99	13,527.06	1.04	4.29	39.52	2.19	50.66	7.09	0.00	5.32	0.00	52.43	1,091.78
2032	749.46	12,255.39	0.94	3.80	39.53	2.19	45.44	6.27	0.00	4.75	0.00	46.95	1,107.98
2033	680.88	11,069.16	0.84	3.33	39.53	2.19	40.67	5.54	0.00	4.24	0.00	41.97	1,121.16
2034	622.47	10,060.53	0.76	2.98	39.54	2.18	36.70	4.94	0.00	3.82	0.00	37.82	1,131.95
2035	568.79	9,174.20	0.69	2.68	39.54	2.18	33.11	4.41	0.00	3.44	0.00	34.08	1,140.79
Rem.	5,422.34	83,893.18	6.28	22.28	39.50	2.18	296.42	27.84	0.00	30.41	0.00	293.85	39.75
Total 50.0	**29,107.47**	**448,147.08**	**38.52**	**179.25**	**39.49**	**2.15**	**1,906.62**	**236.83**	**0.00**	**208.81**	**0.00**	**1,934.64**	**1,180.54**
Ult.	**66,220.07**	**771,638.59**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%):	0.00

Present Worth Profile (M$)

PW 5.00% :	**1,445.33**	**PW 20.00% :**	**894.30**
PW 8.00% :	**1,270.65**	**PW 30.00% :**	**737.38**
PW 10.00% :	**1,180.54**	**PW 40.00% :**	**636.05**
PW 12.00% :	**1,105.13**	**PW 50.00% :**	**564.39**
PW 15.00% :	**1,012.26**	**PW 60.00% :**	**510.65**

MIRE Petroleum Consultants

ECONOMIC SUMMARY PROJECTION

Verde Bio Holdings, Inc.

All Cases

Discount Rate : 10.00

As of : 5/1/2021

3P RESERVES EVALUATION

SEC $43.44 OIL & $2.22 GAS

Proved

Est. Cum Oil Mbbl :	**37,112.60**
Est. Cum Gas (MMcf) :	**323,491.50**
Est. Cum Water (Mbbl) :	**56,706.29**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas	Oil & Gas	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc.CF (M$)
2021		3,756.25	44,682.82	3.78	21.67	39.40	2.13	195.07	24.96	0.00	22.12	0.00	197.92	192.10
2022		3,517.42	47,404.20	3.93	19.43	39.39	2.20	197.59	26.76	0.00	21.57	0.00	202.79	374.05
2023		2,507.51	36,695.26	2.91	13.21	39.40	2.24	144.11	19.79	0.00	15.27	0.00	148.63	495.21
2024		1,988.88	30,318.49	2.31	9.92	39.41	2.27	113.64	15.54	0.00	11.77	0.00	117.41	582.17
2025		1,647.67	25,704.18	1.90	7.78	39.42	2.28	92.84	12.59	0.00	9.45	0.00	95.99	646.78
2026		1,409.36	22,292.58	1.61	6.36	39.44	2.29	78.18	10.50	0.00	7.85	0.00	80.83	696.24
2027		1,229.18	19,588.85	1.39	5.33	39.45	2.29	67.02	8.92	0.00	6.66	0.00	69.29	734.78
2028		1,090.27	17,423.37	1.21	4.55	39.45	2.30	58.38	7.71	0.00	5.75	0.00	60.34	765.29
2029		971.81	15,530.29	1.07	3.93	39.46	2.29	51.11	6.71	0.00	5.00	0.00	52.82	789.56
2030		876.34	13,954.97	0.95	3.44	39.47	2.29	45.22	5.91	0.00	4.40	0.00	46.73	809.09
2031		794.70	12,604.63	0.84	3.05	39.48	2.28	40.30	5.24	0.00	3.90	0.00	41.64	824.90
2032		725.56	11,461.78	0.76	2.72	39.49	2.28	36.20	4.69	0.00	3.49	0.00	37.39	837.81
2033		659.82	10,383.11	0.68	2.40	39.50	2.27	32.40	4.20	0.00	3.12	0.00	33.49	848.32
2034		603.72	9,460.42	0.62	2.16	39.51	2.26	29.25	3.78	0.00	2.81	0.00	30.22	856.94
2035		551.98	8,645.15	0.56	1.96	39.51	2.26	26.37	3.41	0.00	2.52	0.00	27.26	864.01
Rem.		5,275.29	78,995.52	5.06	15.85	39.47	2.26	235.67	20.80	0.00	22.15	0.00	234.31	31.47
Total	**50.0**	**27,605.76**	**405,145.63**	**29.59**	**123.77**	**39.44**	**2.23**	**1,443.35**	**181.52**	**0.00**	**147.81**	**0.00**	**1,477.06**	**895.49**
Ult.		**64,718.37**	**728,637.13**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%):	0.00

Present Worth Profile (M$)

PW 5.00% :	**1,097.41**	**PW 20.00% :**	**681.05**
PW 8.00% :	**963.87**	**PW 30.00% :**	**565.71**
PW 10.00% :	**895.49**	**PW 40.00% :**	**492.19**
PW 12.00% :	**838.56**	**PW 50.00% :**	**440.61**
PW 15.00% :	**768.85**	**PW 60.00% :**	**402.14**

MIRE Petroleum Consultants

ECONOMIC SUMMARY PROJECTION

Verde Bio Holdings, Inc.

All Cases

Discount Rate : 10.00

As of : 5/1/2021

Probable

3P RESERVES EVALUATION
SEC $43.44 OIL & $2.22 GAS

Est. Cum Oil Mbbl :	0.00
Est. Cum Gas (MMcf) :	0.00
Est. Cum Water (Mbbl) :	0.00

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc.CF (M$)
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	212.97	609.55	1.27	1.26	39.43	2.10	52.65	3.89	0.00	6.40	0.00	50.14	44.99
2023	150.13	679.85	0.81	1.52	39.84	2.09	35.33	3.88	0.00	3.86	0.00	35.35	73.78
2024	86.88	539.61	0.50	1.16	39.86	2.08	22.32	3.15	0.00	2.51	0.00	22.96	90.81
2025	54.10	425.47	0.33	0.87	39.80	2.06	15.11	2.56	0.00	1.78	0.00	15.89	101.52
2026	38.12	344.57	0.25	0.69	39.76	2.06	11.40	2.10	0.00	1.38	0.00	12.13	108.95
2027	28.85	283.03	0.20	0.56	39.73	2.05	9.13	1.74	0.00	1.12	0.00	9.75	114.37
2028	22.97	235.49	0.17	0.46	39.71	2.05	7.61	1.45	0.00	0.95	0.00	8.12	118.47
2029	18.83	196.53	0.14	0.38	39.70	2.05	6.48	1.22	0.00	0.81	0.00	6.89	121.64
2030	15.88	165.71	0.13	0.32	39.68	2.05	5.65	1.03	0.00	0.71	0.00	5.97	124.13
2031	13.67	140.63	0.11	0.28	39.67	2.05	5.00	0.87	0.00	0.63	0.00	5.24	126.12
2032	11.99	120.36	0.10	0.24	39.66	2.06	4.49	0.75	0.00	0.57	0.00	4.67	127.73
2033	10.58	103.01	0.09	0.20	39.66	2.06	4.04	0.64	0.00	0.51	0.00	4.17	129.04
2034	9.43	88.87	0.08	0.18	39.65	2.06	3.66	0.55	0.00	0.46	0.00	3.75	130.11
2035	8.46	77.03	0.08	0.16	39.65	2.07	3.33	0.47	0.00	0.42	0.00	3.38	130.99
Rem.	74.34	551.70	0.69	1.17	39.63	2.09	29.71	3.36	0.00	3.73	0.00	29.34	4.11
Total 36.9	757.22	4,561.41	4.95	9.44	39.67	2.07	215.91	27.65	0.00	25.84	0.00	217.73	135.10
Ult.	757.22	4,561.41											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%):	0.00

Present Worth Profile (M$)

PW 5.00% :	165.07	PW 20.00% :	101.20
PW 8.00% :	145.43	PW 30.00% :	81.73
PW 10.00% :	135.10	PW 40.00% :	68.77
PW 12.00% :	126.34	PW 50.00% :	59.42
PW 15.00% :	115.40	PW 60.00% :	52.32

MIRE Petroleum Consultants

ECONOMIC SUMMARY PROJECTION

Verde Bio Holdings, Inc.

All Cases

Discount Rate : 10.00

As of : 5/1/2021

Possible

3P RESERVES EVALUATION

SEC $43.44 OIL & $2.22 GAS

Est. Cum Oil Mbbl : 0.00

Est. Cum Gas (MMcf) : 0.00

Est. Cum Water (Mbbl) : 0.00

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc.CF (M$)
2021		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022		141.67	9,138.43	0.95	10.51	39.82	1.93	58.21	0.76	0.00	8.15	0.00	50.82	45.06
2023		199.66	7,309.44	0.76	8.66	39.63	1.94	46.89	4.50	0.00	6.37	0.00	45.02	81.87
2024		93.36	4,389.40	0.41	5.28	39.68	1.94	26.36	3.63	0.00	3.74	0.00	26.24	101.35
2025		56.69	2,985.71	0.27	3.63	39.69	1.94	17.81	2.93	0.00	2.58	0.00	18.16	113.58
2026		39.30	2,195.00	0.20	2.69	39.69	1.94	13.25	2.40	0.00	1.94	0.00	13.71	121.97
2027		29.41	1,693.23	0.16	2.09	39.69	1.94	10.43	1.97	0.00	1.53	0.00	10.87	128.02
2028		23.23	1,354.40	0.13	1.67	39.68	1.94	8.54	1.64	0.00	1.26	0.00	8.93	132.54
2029		18.92	1,104.98	0.11	1.37	39.68	1.94	7.16	1.37	0.00	1.05	0.00	7.47	135.97
2030		15.88	922.13	0.10	1.15	39.67	1.94	6.14	1.15	0.00	0.90	0.00	6.39	138.64
2031		13.62	781.80	0.09	0.97	39.67	1.95	5.36	0.97	0.00	0.78	0.00	5.55	140.75
2032		11.90	673.26	0.08	0.84	39.67	1.95	4.75	0.83	0.00	0.69	0.00	4.88	142.44
2033		10.47	583.04	0.07	0.73	39.66	1.95	4.22	0.71	0.00	0.61	0.00	4.32	143.79
2034		9.32	511.24	0.06	0.64	39.66	1.95	3.79	0.61	0.00	0.55	0.00	3.85	144.89
2035		8.35	452.02	0.06	0.56	39.66	1.95	3.42	0.52	0.00	0.49	0.00	3.45	145.79
Rem.		72.70	4,345.96	0.52	5.27	39.64	1.94	31.04	3.67	0.00	4.52	0.00	30.20	4.16
Total	**42.6**	**744.49**	**38,440.05**	**3.98**	**46.03**	**39.70**	**1.94**	**247.36**	**27.65**	**0.00**	**35.16**	**0.00**	**239.85**	**149.95**
Ult.		**744.49**	**38,440.05**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%):	0.00

Present Worth Profile (M$)

PW 5.00% :	182.84	PW 20.00% :	112.05
PW 8.00% :	161.34	PW 30.00% :	89.93
PW 10.00% :	149.95	PW 40.00% :	75.10
PW 12.00% :	140.23	PW 50.00% :	64.36
PW 15.00% :	128.02	PW 60.00% :	56.20

MIRE Petroleum Consultants

Senior Engineering Consultant



Kurt Mire, P.E.

Reservoir Engineer/Project Manager

Summary

Mr. Mire is a senior reservoir and production engineer with thirty five (35) years of experience in E&P. This experience has been gained at major and independent oil companies and by projects done for Tier I consulting firms Ryder Scott Company and Netherland, Sewell & Associates. Domestic experience includes Louisiana, Texas, Gulf of Mexico, Mid-Continent, and Rocky Mountains. International experience includes Mexico, South America, Iraq and Trinidad. He has proven skills in reservoir and production engineering, operations, reserves estimation, Monte Carlo simulation, nodal analysis, field studies, project management and property evaluations.

Experience – 35 years

Mire Petroleum Consultants, Houston	2020 – 2021
Mire & Associates, Inc., Houston	2004 – 2020
BP America, Houston	2001 – 2003
Independent Consultant, Lafayette, LA	1999 – 2001
Subsurface Consultants, Lafayette, LA	1993 – 1998
Black Gold Production Co., Hammond, LA	1991 – 1993
Independent Consultant, Morgan City, LA	1988 – 1991
Texaco, Inc., Morgan City, LA	1983 – 1987

Education

B.S., Petroleum Engineering

University of Louisiana at Lafayette, 1982

Texas Professional Engineer #115886